UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 27, 2010

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)    PAETEC Holding Corp. (the “Company”) held its 2010 annual meeting of stockholders on May 27, 2010. At the annual meeting, the Company’s stockholders voted on two proposals. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2010.

(b)    The final voting results with respect to each proposal voted upon at the annual meeting are set forth below.

Proposal 1

The Company’s stockholders elected each of the three nominees to the Board of Directors by a plurality of the votes cast, as set forth below:

	FOR	WITHHELD	BROKER NON-VOTES
Shelley Diamond	92,416,121	137,878	22,851,049
H. Russell Frisby	92,418,121	135,878	22,851,049
Michael C. Mac Donald	92,416,368	137,631	22,851,049

There were no abstentions in the election of directors.

Proposal 2

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year, as set forth below:

FOR	AGAINST	ABSTENTIONS
115,149,416	249,375	6,257

There were no broker non-votes with respect to this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: June 2, 2010	/s/ Mary K. O’Connell
Mary K. O’Connell
Senior Vice President, General Counsel and Secretary (Duly Authorized Officer)

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